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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 13, 2005

                             ARROW ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

NEW YORK                            1-4482                   11-1806155
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(State or Other Juris-              (Commission File         (IRS Employer
diction of Incorporation)           Number)                  Identification No.)

50 MARCUS DRIVE, MELVILLE, NEW YORK                               11747
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(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (631) 847-2000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 13, 2005 Arrow Electronics, Inc. (the "Company") and certain of the Company's subsidiaries, as borrowers, entered into a Amended and Restated Five-Year Credit Agreement with the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and Bank of America, N.A., The Bank of Nova Scotia, BNP Paribas and Wachovia Bank National Association as syndication agents, (the "Amended and Restated Credit Agreement"), which replaces the Company's existing credit facility dated as of December 18, 2003. The Amended and Restated Credit Agreement provides for revolving credit facilities and letters of credit in the aggregate amount of up to $600,000,000. The Company and certain of its U.S. and non-U.S. subsidiaries may be borrowers under the Amended and Restated Credit Agreement. Loans may be made, and letters of credit may be issued, under the Amended and Restated Credit Agreement in U.S. Dollars, British Pounds Sterling, Euros and other specified currencies. The Company's obligations are guaranteed by certain of the Company's domestic subsidiaries. The obligations of any subsidiary borrowers are guaranteed by the Company.

The interest rate applicable to the credit facilities is, at the Company's option, a floating base rate plus a margin of 0%, or a floating eurocurrency rate plus a margin of between 0.375% and .95%. The applicable margin is determined based on the actual or implied senior unsecured non-credit enhanced debt ratings of the Company in effect from time to time by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services.

The Amended and Restated Credit Agreement contains a number of covenants, including compliance with various financial ratios and tests, and certain covenants that restrict, among other things, the Company's ability to incur debt; incur liens; merge or consolidate with other companies; enter into agreements that limit its or its subsidiaries' ability to incur liens or its subsidiaries ability to pay dividends; and make certain acquisitions, and a covenant that limits the amount of dividends or distributions that may be paid to stockholders. Events of default under the Amended and Restated Credit Agreement include the failure to pay principal or interest when due; the breach of any representation or warranty; covenant defaults; insolvency of the Company or certain subsidiaries; imposition of certain judgments; certain events relating to the Employee Retirement Income Security Act of 1974 (as amended); a change in control (with respect to Company's board of directors or the ownership of the Company's shares); impairment of loan documentation or any guarantees; and cross-defaults to certain other indebtedness.

In the ordinary course of their respective businesses, some of the lenders under the Amended and Restated Credit Agreement, or their affiliates, have performed, and may in the future perform, commercial banking, investment banking, trust, advisory or other financial services for the Company and its affiliates.

A copy of the Amended and Restated Credit Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements of Business Acquired:

                  Not applicable.

            (b)   Pro Forma Financial Information:

                  Not applicable.

            (c)   Exhibits:

                  EXHIBIT                          DESCRIPTION
                    NO.

                  10.1 Amended and Restated Five-Year Credit Agreement, dated as of June 13, 2005, among Arrow Electronics, Inc. and certain of its subsidiaries, as borrowers, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A. as administrative agent, and Bank of America, N.A., The Bank of Nova Scotia, BNP Paribas and Wachovia Bank National Association, as syndication agents

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ARROW ELECTRONICS, INC.

Date:  June 16, 2005        By: /s/ Peter S. Brown
                                ------------------------------------------------
                                Name: Peter S. Brown
                                Title: Senior Vice President and General Counsel

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                                  Exhibit Index

EXHIBIT
  NO.                            DESCRIPTION
-------                          -----------
 10.1       Amended and Restated Five-Year Credit Agreement, dated as
            of June 13, 2005, among Arrow Electronics, Inc. and
            certain of its subsidiaries, as borrowers, the lenders
            from time to time party thereto, JPMorgan Chase Bank, N.A.
            as administrative agent, and Bank of America, N.A., The
            Bank of Nova Scotia, BNP Paribas and Wachovia Bank
            National Association, as syndication agents

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